EXHIBIT 10.2

TRANSFER AGREEMENT

     This Transfer Agreement (this "Transfer "), dated as of November 2, 2007, is by and among Comdata Funding Corporation, a Delaware corporation ("Seller"), Comdata Network, Inc., a Maryland corporation (the "Servicer") (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), JP Morgan Chase Bank, N.A. as the sole financial institution (the "Financial Institution"), Falcon Asset Securitization Company LLC (the "Conduit", and, together with the Financial Institution, the "Purchasers"), and JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers (the "Agent").

PRELIMINARY STATEMENTS

     WHEREAS, the Seller Parties, Conduit, the Financial Institution and the Agent are parties to that certain Receivables Purchase Agreement, dated as of June 24, 2002, as such agreement has been amended from time to time to the date hereof (such agreement, as so amended, the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Agreement;

     WHEREAS, pursuant to the Agreement, the Seller has transferred and conveyed to the Agent, for the benefit of the Purchasers, and the Agent has acquired from the Seller an undivided percentage ownership interest in, and/or security interest in, all of the Seller's right, title and interest in, to and under (i) all Receivables now existing or hereafter arising, (ii) the Collections, (iii) each Lock-Box and each Collection Account, (iv) all other Related Security, (v) all other rights and payments relating to such Receivables and (vi) all proceeds of any of the foregoing (clauses (i) through (vi), including, without limitation, the aggregate Purchaser Interest, collectively, the "Receivable Interest");

     WHEREAS, the Seller Parties have paid to the Agent, on behalf of the Purchaser, in immediately available funds on the date hereof, all amounts outstanding under the Agreement; and

     WHEREAS, the Agent, on behalf of the Purchasers, desires to sell, transfer and assign to the Seller, and release the security interest in, the Receivable Interest, and the Purchasers and the Seller wish to terminate the Agreement and all of the obligations of the Financial Institutions to purchase an interest in the Seller’s Receivables and certain other assets pursuant to the Agreement.

AGREEMENT

     NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Agent, on behalf of the Purchasers, does hereby (i) sell, assign, transfer and reconvey, without recourse, representation or warranty, all of its right, title and interest in and to the Receivable Interest to the Seller and (ii) release, terminate and discharge, absolutely, unconditionally, irrevocably, fully and forever, any and all Adverse Claims and other encumbrances on the Receivables Interest. The Seller hereby agrees that the Seller shall have no recourse against the Agent, Conduit or the Financial Institution with respect to the Receivable Interest or any portion thereof sold, assigned, transferred and reconveyed hereunder (except for recourse against the Agent for the breach of warranty by the Agent pursuant to Section 4 hereof).

     2. The Seller agrees that, at any time and from time to time, upon the written request of the Agent or any Purchaser, it will execute and deliver such further documents and do such further acts and things as the Agent or such Purchaser may reasonably request in order to effect the purposes of this Transfer.

     3. The Agent hereby (i) authorizes the filing of any UCC financing statement terminations relating to the financing statements currently filed in connection with any Transaction Document and (ii) agrees to execute and/or authorize (as applicable) and deliver, at Seller's sole expense, such documents, instruments, certificates and termination statements as may be reasonably requested to evidence the sale, transfer, conveyance and release set forth herein including, without limitation, UCC financing statement assignments and lockbox assignment/termination agreements.

     4. By executing and delivering this Transfer, neither the Agent nor any Purchaser makes any representation or warranty or assumes any responsibility with respect to the Receivable Interest, except that the Agent represents and warrants that it is transferring the rights and interests being transferred hereby free and clear of any Adverse Claim created or granted by the Agent.

     5. Notwithstanding anything to the contrary in the Agreement or any other Transaction Document, subject to the proviso to this Section 5: (i) the Agreement shall terminate and be of no further force and effect and (ii) none of the Agent, any Seller Party or any Purchaser shall have any obligations under, or in connection with the Agreement; provided, however, that (i) the provisions of the Agreement (including, without limitation, the reimbursement, payment, confidentiality and indemnification provisions) which by the terms of the Agreement (including, without limitation, the terms of Section 14.11(b) of the Agreement) survive termination of the Agreement shall survive and (ii) the Seller and the Servicer shall continue to be obligated to the Agent, Conduit and the Financial Institution with respect to amounts constituting payments made in respect of the Seller's or the Servicer's respective liabilities, duties and obligations under the Agreement and the other Transaction Documents that are rescinded for any reason or must be otherwise restored by the Agent, Conduit or the Financial Institution, whether as a result of any proceedings in bankruptcy or reorganization or otherwise (and each of the Seller and the Servicer agrees that in any such case such liabilities or obligations shall be automatically reinstated), in addition to the aforementioned liabilities, duties and obligations that by the terms of the Agreement survive termination of the Agreement.

     6. The Seller agrees to pay all reasonable costs, fees, and expenses of any Purchaser or the Agent in connection with the preparation, execution, delivery and enforcement of this Transfer (including, without limitation, reasonable attorneys' fees and time charges of attorneys for the Purchasers and the Agent, which attorneys may be employees of the Agent).

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     7. (a)  THIS TRANSFER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

         (b)  EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSFER OR ANY DOCUMENT EXECUTED BY ANY PARTY PURSUANT TO THIS TRANSFER. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS TRANSFER OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS TRANSFER SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

         (c)  EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS TRANSFER, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS TRANSFER OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     8. This Transfer may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Transfer by signing any such counterpart. This Transfer shall be effective when it has been executed by the Seller Parties, the Financial Institution, Conduit and the Agent and the Agent shall have received duly executed counterparts hereof.

     9. Any provisions of this Transfer which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10. The Seller and the Servicer hereby covenant and agree that, prior to the date that is one year and one day after payment in full of all outstanding senior indebtedness of Conduit, it will not institute against Conduit, or join any other person or entity in instituting against Conduit, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding under the laws of the United States or any state of the United States.

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     IN WITNESS WHEREOF, the parties hereto have caused this Transfer to be executed and delivered by their respective duly authorized officers as of the date first written above.

COMDATA FUNDING CORPORATION, as Seller

By: /s/ David B. Kuhnau
Name: David B. Kuhnau
Title: Vice President and Assistant Treasurer

COMDATA NETWORK, INC., as Servicer

By: /s/ David B. Kuhnau
Name: David B. Kuhnau
Title: Vice President and Assistant Treasurer

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: /s/ Ronald J. Atkins
Name: Ronald J. Atkins
Title: Executive Director

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, NA
(Main Office Chicago)), as Agent and
as sole Financial Institution

By: /s/ Ronald J. Atkins
Name: Ronald J. Atkins
Title: Executive Director

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